[THE FRANKLIN LIFE INSURANCE COMPANY LETTERHEAD]

Dear Contract Owner:

We are pleased to provide this 1995 annual report which shows the status of and balances in your Franklin Life Variable Annuity Fund A contract.

                   Investment Position as of December 31, 1995
                   -------------------------------------------
     Accumulation Unit Value                                         $69.20
                                                                     ------
     Fixed Portion Interest Rate on Amounts Contributed During
     Most Recent Contract Year.  Current Crediting Rate Not
     Guaranteed For Future Years.                                      6.50% *
                                                                     ------

               *LESS A CONTRACT EXPENSE CHARGE

The economy showed reasonable growth in 1995, with unemployment staying around the 5.6% level and corporate profits continuing to show good growth. The stock market continued its strong performance in the second half of 1995, with the Standard & Poor's 500 Index up 13.1%. The Standard & Poor's 500 Index was up 34.1% for the year.

     Variable Portion:         December 31, 1995     June 30, 1995     December 31, 1994
     -----------------         -----------------     -------------     -----------------
     Accumulation Unit Value         $69.20              $60.09               $53.99
                                      -----              ------              -------
     Percentage Change From:

          December 31,1994           +28.2%
                                     ------
          June 30, 1995              +15.2%
                                     ------

     The accumulation unit value is based on the market price of the investments held by the Fund. A listing of the investments held at December 31, 1995 appears on page 3.

     FIXED PORTION:
     As noted above, additional units in the fixed rate portion of your annuity arising from contributions credited during the contract year ending in 1995 were based on a 6.50% interest rate, less a contract expense charge. If your contract anniversary is in the first half of 1996, the interest rate for the fixed portion of your annuity applicable to contributions made during the contract year ending in 1996 is anticipated to be 6.25%, less a contract expense charge. Amounts selected for investment in the fixed rather than the variable portion of your annuity do not participate in the investment experience of the Fund. Contract units resulting from interest added or contributions made during or prior to the contract year ending in 1994 continue to be credited with additional interest based on investment yields which reflect the years during which such units were purchased. Crediting rates are not guaranteed for future years.

The U. S. economy, for the first three quarters of 1995, slowed to a more normal 2.5% to 3.0% growth pace, after being up 4.1% in 1994, as indicated by the Gross Domestic Product. The Federal Reserve has changed its interest rate position and lowered the Fed Funds rate in July and December. This rate currently stands at 5.50%. Congress is working on a budget plan that would eliminate the deficit in seven years. This proposed action has created a positive force for both the fixed income and equity markets. Inflation continues to be at an acceptable level. Short term interest rates could stay around the current level, with the possibility of slightly lower rates during the year. The stock market has some potential for an upward move, but many factors will need to be positive for this to happen in 1996.

In today's fast-paced world, products, markets, client's needs, and individual risk tolerance all change. In this environment, you may want to take some extra time and review how well this product continues to meet your retirement investment objectives. A Franklin Life representative would be happy to review your financial situation with you and suggest the most appropriate mix of products to provide financial security consistent with your risk tolerance.

                                        Cordially yours,

                                        /s/Robert J. Gibbons

                                        Robert J. Gibbons
                                        President
                                        and Chief Executive Officer

                      FRANKLIN LIFE VARIABLE ANNUITY FUND A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1995

Assets
     Investments-at fair value (cost-$8,118,227):
          Common stocks                                                                 $  8,634,319
          Short-term note                                                                  1,661,216
                                                                                        ------------
                                                                                          10,295,535
     Cash on deposit                                                                         114,797
     Dividends and interest receivable                                                        31,435
                                                                                        ------------
                                        Total Assets                                      10,441,767

Liability - Due to The Franklin Life Insurance Company                                        12,854
                                                                                        ------------

Contract Owners' Equity
     Annuity reserves                                                    $     16,105
     Value of 150,474  Accumulation Units outstanding,
          equivalent to $69.199949 per unit                                10,412,808   $ 10,428,913
                                                                         ------------   ------------

                                       STATEMENT OF OPERATIONS
                                     YEAR ENDED DECEMBER 31, 1995

Investment Income
     Dividends                                                           $    167,553
     Interest                                                                 145,370
                                        Total Income                     ------------   $    312,923

Expenses
     Mortality and expense charges                                       $     97,809
     Investment management services                                            42,758
                                        Total Expenses                                       140,567
                                                                         ------------   ------------
                              Net Investment Income                                          172,356

Realized and Unrealized Gain (Loss) on Investments
     Net realized gain from investment transactions
                    Proceeds from sales                                  $  1,044,876
                    Cost of investments sold (identified cost method)       1,028,020
                                                                         ------------
                              Net Realized Gain                                               16,856
     Net unrealized appreciation (depreciation) of investments
          Beginning of year                                               $  ( 77,823)
                                                                         ------------
          End of year                                                       2,177,308
                                                                         ------------
                              Net Unrealized Appreciation                                  2,255,131
                                                                                        ------------
                              Net Gain On Investments                                      2,271,987
                                                                                        ------------
                              Net Increase In Contract Owners'
                               Equity Resulting From Operations                         $  2,444,343
                                                                                        ------------
                                                                                        ------------

                STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                                                                              YEAR ENDED DECEMBER 31
                                                                               1995            1994
                                                                           ---------------------------
Net investment income                                                      $   172,356     $   116,171
Net realized gain from investment transactions                                  16,856         708,267
Net unrealized appreciation (depreciation) of investments                    2,255,131        (749,740)
                                                                           ---------------------------
     Net Increase In Contract Owners' Equity Resulting From Operations       2,444,343          74,698
Net contract purchase payments                                                 354,276         521,549
Reimbursement for contract guarantees                                              407           3,436
Annuity payments                                                                (3,262)         (3,002)
Withdrawals                                                                 (1,694,308)     (1,936,673)
                                                                           ---------------------------
     Net Increase (Decrease) in Contract Owners' Equity                      1,101,456      (1,339,992)
     Contract Owners' Equity at Beginning of Year                            9,327,457      10,667,449
                                                                           ---------------------------
     Contract Owners' Equity At End of Year                                $10,428,913     $ 9,327,457
                                                                           ---------------------------
                                                                           ---------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                      FRANKLIN LIFE VARIABLE ANNUITY FUND A
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1995


NUMBER
  OF                                                                 FAIR
SHARES                                                               VALUE
------                                                               -----
          COMMON STOCKS (82.8%)
          BANKING (2.3%)
 3,675      Student Loan Marketing Association                     $242,550
          BEVERAGES (3.2%)
 3,200      Anheuser-Busch Companies, Inc.                          214,000
 2,200      PepsiCo, Incorporated                                   122,925
                                                                  ---------
                                                                    336,925
          BUSINESS SERVICES (1.2%)
 5,600      Equifax Inc.                                            119,700
          CHEMICALS (1.8%)
 2,700      Dow Chemical                                            189,675
          COMPUTER SERVICES (3.2%)
 8,100      Ceridian Corporation*                                   334,125
          COSMETICS & HOUSEHOLD PRODUCTS (3.5%)
 3,200      Dial Corp.                                               94,800
 5,200      Gillette Company                                        271,050
                                                                  ---------
                                                                    365,850
          DRUGS & HEALTH CARE (16.9%)
 6,100      Eckerd Corporation*                                     272,213
 4,000      Eli Lilly and Company                                   225,000
 4,300      Merck & Company, Inc.                                   282,187
 2,100      Pfizer, Incorporated                                    132,300
 6,450      St. Jude Medical, Inc.                                  277,350
 3,300      Schering-Plough Corporation                             180,675
 3,000      Stryker Corporation                                     157,500
 8,000      Walgreen Company                                        239,000
                                                                  ---------
                                                                  1,766,225
          ELECTRONICS & INSTRUMENTATIONS (2.3%)
 2,900      Hewlett-Packard Company                                 242,875
          FOOD PROCESSING (2.1%)
 5,300      ConAgra, Inc.                                           218,625
          FOOD - RETAIL (1.8%)
 5,700      Albertson's, Inc.                                       187,387
          HOUSEHOLD PRODUCTS (.9%)
 3,700      Newell Co.                                               95,738
          MACHINERY - INDUSTRIAL & CONSTRUCTION (1.9%)
 1,500      Fluor Corporation                                        99,000
  3000      Trinity Industry                                         94,500
                                                                  ---------
                                                                    193,500
          MINING & MINERALS (.8%)
 2,000      Cleveland-Cliffs Inc.                                    82,000
          OFFICE EQUIPMENT & SERVICES (9.0%)
 2,000      Compaq Computers Corporation*                            96,000
 5,350      Digital Equipment Corporation*                          343,069
 2,400      International Business Machines Corporation             219,300
 5,900      Policy Management Systems Corporation*                  280,987
                                                                  ---------
                                                                    939,356
          OIL SERVICES & DRILLING (1.5%)
 3,100      Halliburton Company                                    $156,938
          OILS & OIL RELATED PRODUCTS (9.2%)
 2,700      Amoco Corporation                                       193,050
 1,300      Atlantic Richfield Company                              143,975
 2,500      British Petroleum Company, p.l.c.                       255,312
 3,700      Diamond Shamrock, Inc.                                   95,738
 2,600      Kerr-McGee Corporation                                  165,100
 3,700      Unocal Corporation                                      107,763
                                                                  ---------
                                                                    960,938
          PHOTOGRAPHY (2.6%)
 4,100      Eastman Kodak Company                                   274,700
          RESTAURANTS/LODGING (1.3%)
 3,400      Marriott International, Inc.                            130,050
          RETAIL-SPECIALTY (2.4%)
 3,600      NIKE, Inc.                                              250,650
          TECHNOLOGY (6.7%)
 5,000      AMP, INCORPORATED                                       191,250
 2,200      Diebold, Incorporated                                   121,825
 2,400      Intel Corporation                                       136,200
 3,100      Marshall, Incorporated*                                  99,587
 3,600      Millipore Corporation                                   148,050
                                                                  ---------
                                                                    696,912
          UTILITIES-ELECTRIC (6.1%)
 6,500      American Electric Power Company, Inc.                   263,250
 6,900      Baltimore Gas and Electric Company                      196,650
 4,200      Texas Utilities Company                                 172,200
                                                                  ---------
          UTILITIES - TELEPHONE (2.1%)                              632,100
 5,000      BellSouth Corporation                                   217,500
                                                                  ---------
          TOTAL COMMON STOCKS
            (COST-$6,457,011)                                     8,634,319


 PRINCIPAL
  AMOUNT
 ---------
              SHORT-TERM NOTE (15.9%)
$1,675,000    United States Treasury Bill
                due 1/4/96 (cost-$1,661,216)                      1,661,216
                                                                -----------
                                    TOTAL INVESTMENTS (98.7%)
                                           (COST -$8,118,227)    10,295,535

                  CASH AND RECEIVABLES, LESS LIABILITY (1.3%)       133,378
                                                                -----------

                                       TOTAL CONTRACT OWNERS'
                                              EQUITY (100.0%)   $10,428,913
                                                                -----------
                                                                -----------

*NON-INCOME PRODUCING INVESTMENT IN 1995.

                        SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF FRANKLIN LIFE VARIABLE ANNUITY FUND A CONTRACT OWNERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

NOTES TO FINANCIAL STATEMENTS

NOTE A-SIGNIFICANT ACCOUNTING POLICIES

Franklin Life Variable Annuity Fund A (Fund) is a segregated investment account of The Franklin Life Insurance Company (The Franklin) and is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended. The Fund no longer issues new contracts. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS: Investments in common stocks listed on national stock exchanges are valued at closing sales prices. Unlisted common stocks are valued at the most recent bid prices, as supplied by broker-dealers. Short-term notes are valued at cost, which approximates fair value.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

FEDERAL INCOME TAXES: Operations of the Fund will form a part of, and be taxed with those of, The Franklin, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Fund.

ANNUITY RESERVES: Reserves on contracts, all involving life contingencies, are calculated using the Progressive Annuity Table with an assumed investment rate of 3-1/2%.

NOTE B-INVESTMENTS

Exclusive of short-term investments, the cost of investments purchased and the proceeds from investments sold during 1995 aggregated $1,578,489 and $1,044,876, respectively.

NOTE C-EXPENSES

Amounts are paid to The Franklin for investment management services at the rate of .0012% of the current value of the Fund per day (.438% on an annual basis) and for mortality and expense risk assurances at the rate of .002745% of the current value of the Fund per day (1.002% on an annual basis).

NOTE D-SALES AND ADMINISTRATIVE CHARGES

During the year ended December 31, 1995, sales and administrative charges aggregating $30,845 were deducted from the proceeds of the sales of accumulation units and retained by Franklin Financial Services Corporation and The Franklin. Franklin Financial Services Corporation is a wholly-owned subsidiary of The Franklin and principal underwriter for the Fund.

                 NOTE E-SUMMARY OF CHANGES IN ACCUMULATION UNITS

                                 YEAR ENDED                  YEAR ENDED
                             DECEMBER 31, 1995           DECEMBER 31, 1994
                            ---------------------      ----------------------
                             UNITS        AMOUNT         UNITS        AMOUNT
                             -----        ------         -----        ------
Balance at
  beginning of
  year                      172,507   $ 9,313,322       198,763   $10,652,285

Purchases                     5,872       354,276         9,726       521,549
Net investment
  income*                         -       171,988             -       113,239
Net realized gain
  from investment
  transactions*                   -        16,819             -       690,391

Net unrealized
  appreciation
  (depreciation) of
  investments*                    -     2,250,305             -      (730,818)
Withdrawals                 (27,905)   (1,694,308)      (35,982)   (1,936,673)
Reimbursement for
  contract
  guarantees*                     -           406             -         3,349
                            -------------------------------------------------
Balance at end of
  year                      150,474   $10,412,808       172,507   $ 9,313,322
                            -------------------------------------------------
                            -------------------------------------------------

*Excludes portion allocated to annuity reserves on a pro rata basis.

NOTE F-REMUNERATION OF MANAGEMENT

No person receives any remuneration from the Fund because The Franklin pays the fees of members of the Board of Managers and officers and employees of the Fund pursuant to expense assurances. Certain members of the Board of Managers and officers of the Fund are also directors, officers or employees of The Franklin or Franklin Financial Services Corporation. Amounts paid by the Fund to The Franklin and to Franklin Financial Services Corporation are disclosed in this report.

NOTE G-NET UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS

Net unrealized appreciation/depreciation of investments at December 31, 1995 and 1994 was as follows:

                                          DECEMBER 31         DECEMBER 31
                                              1995                1994
                                          -----------         -----------
Gross unrealized appreciation              $2,225,359            $351,869

Gross unrealized depreciation                  48,051             429,692
                                           ------------------------------
  Net unrealized
    appreciation (depreciation)
    of investments                         $2,177,308            $(77,823)
                                           ------------------------------
                                           ------------------------------

                            SUPPLEMENTARY INFORMATION
             PER-UNIT INCOME AND CHANGES IN ACCUMULATION UNIT VALUE
               (SELECTED DATA AND RATIOS FOR AN ACCUMULATION UNIT
                        OUTSTANDING THROUGHOUT EACH YEAR)


                                                                       YEAR ENDED DECEMBER 31
                                                             1995      1994      1993      1992      1991
                                                          -----------------------------------------------
Investment income                                          $1.948    $1.408    $1.231    $1.064    $1.194
Expenses                                                     .875      .773      .773      .723      .654
                                                          -----------------------------------------------
Net investment income                                       1.073      .635      .458      .341      .540
Net realized and unrealized gain (loss) on investments     14.139     (.240)     .112      .770    14.238
                                                          -----------------------------------------------
Net increase in accumulation unit value                    15.212      .395      .570     1.111    14.778
Accumulation unit value:
  Beginning of year                                        53.988    53.593    53.023    51.912    37.134
                                                          -----------------------------------------------
  End of year                                             $69.200   $53.988   $53.593   $53.023   $51.912
                                                          -----------------------------------------------
                                                          -----------------------------------------------

Ratio of expenses to average net assets                     1.44%     1.44%     1.44%     2.44%     1.44%

Ratio of net investment income to average net assets        1.76%     1.18%      .85%      .68%     1.19%

Portfolio turnover rate                                    14.66%    88.99%    68.62%    59.84%    28.47%

Number of accumulation units outstanding at end of year   150,474   172,507   198,763   217,948   229,368

---------------------------------------------------------------------------------------------------------



                  MATTERS SUBMITTED TO VOTE OF CONTRACT OWNERS

An annual meeting of Contract Owners of the Fund was held on April 17, 1995. At the meeting, the individuals named below were elected as Members of the Board of Managers of the Fund, a new Investment Management Agreement between The Franklin and the Fund was approved and Ernst & Young LLP was ratified as the Fund's independent auditors for the ensuing fiscal year. The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, if applicable, as to each matter is set forth in the table below.

         Matter                                         Votes:
--------------------------  ----------------------------------------------------
                                      For               Against        Abstain
                                      ---               -------        -------
Election of
Robert G. Spencer as
Member, Board of Managers            84,620             3,192             0

Election of
Dr. Robert C. Spencer as
Member, Board of Managers            84,908             2,904             0

Election of
James W. Voth as
Member, Board of Managers            84,858             2,954             0

Election of
Clifford L. Greenwalt as
Member, Board of Managers            84,858             2,954             0

Approval of new Investment
Management Agreement
between the Fund and
The Franklin                         80,996             2,493           4,323

Ratification of Selection
of Ernst & Young LLP as
independent auditors                 82,781             1,137           3,894

                         REPORT OF INDEPENDENT AUDITORS

Board of Managers and Contract Owners
Franklin Life Variable Annuity Fund A

We have audited the accompanying statement of assets and liabilities of Franklin Life Variable Annuity Fund A, including the portfolio of investments, as of December 31, 1995, and the related statements of operations, changes in contract owners' equity, and the table of per-unit income and changes in accumulation unit value for the year then ended. These financial statements and the table of per-unit income and changes in accumulation unit value are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the table of per-unit income and changes in accumulation unit value based on our audit. The statement of changes in contract owners' equity for the year ended December 31, 1994, and the table of per-unit income and changes in accumulation unit value for each of the four years in the period then ended, were audited by other auditors whose report dated February 1, 1995, expressed an unqualified opinion on that statement and table.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the table of per-unit income and changes in accumulation unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of December 31, 1995. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1995 financial statements and the 1995 table of per-unit income and changes in accumulation unit value referred to above present fairly, in all material respects, the financial position of Franklin Life Variable Annuity Fund A at December 31, 1995, and the results of its operations, changes in its contract owners' equity, and per-unit income and changes in accumulation unit value for the year then ended in conformity with generally accepted accounting principles.



          Ernst & Young LLP




Chicago, Illinois
February 2, 1996